Exhibit 99.1

             TRANSMITTAL OF FINANCIAL REPORTS AND
         CERTIFICATION OF COMPLIANCE WITH
              UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
         THE PERIOD ENDED JANUARY 26, 2003

                                                                |
                                                                |
                                                                |
In re                                                           |   Case Nos. 02-12599 through
SLI, INC.,                                                      |   02-12608
CHICAGO MINIATURE OPTOELECTRONIC TECHNOLOGIES, INC.,            |
ELECTRO-MAG INTERNATIONAL, INC.,                                |   Chapter 11
CHICAGO-MINIATURE LAMP-SYLVANIA LIGHTING INTERNATIONAL, INC.,   |
SLI LIGHTING PRODUCTS, INC.,                                    |   Judge Honorable Mary F. Walrath
SLI LIGHTING COMPANY,                                           |
SLI LIGHTING SOLUTIONS, INC., AND                               |
CML AIR, INC.,                                                  |
                                                                |
Debtors.                                                        |
----------------------------------------------------------------


Attached are the Monthly Operating Reports for the Debtors referenced below. Each Monthly Operating Report includes the following:

                                                                       Document
  REQUIRED DOCUMENTS                                   Form Number     Attached
  -----------------------------------------------------------------------------
  Flash Variance Report                                                   X
  Schedule of Cash Disbursements                       MOR-1              X
  Income Statement                                     MOR-2              X
  Balance Sheet                                        MOR-3              X
  Consolidated Status of Postpetition Taxes            MOR-4a             X
  Consolidated Summary of Unpaid Postpetition Debts    MOR-4b             X
  Accounts Receivable Reconciliation and Aging         MOR-5a             X
  Debtor Questionnaire                                 MOR-5b             X


The Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") on September 9, 2002. Fiscal January, which is covered by this report, runs from December 30, 2002 through January 26, 2003. Due to limitations of the Debtor's general ledger system, the following five Debtors are presented on a consolidated basis (SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc.) while the remaining three Debtors are reported separately.

MOR-1 is presented on a consolidated basis for all eight debtors, with a separate summary cash disbursement schedule breaking out each Debtor's disbursements.

MOR-4a and 5b are presented on a consolidated basis for all of the Debtors.

The Debtors have not included the following information based upon an agreement with the Office of the United States Trustee:

o MOR-1 does not include copies of bank statements, disbursement journals, or bank reconciliation's due to the voluminous nature of such materials, limitations of the Debtor's systems, and the impracticality of providing such information in the timeframe required.

o MOR-4a does not include copies of tax returns or Form 6123 payment receipts due to the burdensome nature of providing such materials. In lieu of such information, a single affidavit from the Debtors' Executive Vice President has been provided.

I declare under penalty of perjury (28 U.S.C. Section 1746) those these report and the attached documents are true and correct to the best of my knowledge and belief.

4/4/03    /s/ Robert J. Mancini
------    -------------------------------------------------
Date      Robert J. Mancini, Executive Vice President & CFO

In re: SLI Inc. et al.                      Case No.: 02-12599 through 02-12608

                                Reporting Period: Dec. 30, 2002 - Jan. 26, 2003


                 CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                        DECEMBER 30, 2002 THROUGH JANUARY 24, 2003


                                   -------------------------------------------
                                   |     Consolidated Filing Entities         |
                                   -------------------------------------------
                                     Forecast      Actuals   |     Variance   |
                                                             |----------------
                                      January      January   |                |
                                      -------      -------   |                |
                                                             |       |        |
Beginning Cash                           3,000       5,629   |2,629  |  87.63%|
                                                             |       |        |
Receipts                                                     |       |        |
--------                                                     |       |        |
   Trade                                11,272      10,940   | (332) |  -2.94%|
   Intercompany                              0          46   |   46  |        |
   Other Receipts                           65       3,327   |3,262  |5018.46%|
                                     ----------   ---------  |-------|--------|
     Total Receipts                     11,337      14,313   |2,976  |  26.25%|
                                                             |       |        |
Payments                                                     |       |        |
--------                                                     |       |        |
   Payroll & Wages                                           |       |        |
     Salaries                            1,205       1,208   |    3  |   0.25%|
     Wages                                 181          77   | (104) | -57.46%|
     Benefits                              314         253   |  (61) | -19.31%|
     Severance                              25           0   |  (25) |        |
                                     ----------   ---------  |-------|--------|
             Sub Total                   1,725       1,538   | (187) | -10.82%|
                                                             |       |        |
   Operating Expenses                                        |       |        |
   ------------------                                        |       |        |
     RM / Finished Goods / Freight       4,975       5,971   |  996  |  20.03%|
     Intercompany Payments               2,225       2,215   |  (10) |  -0.45%|
     Occupancy Costs                        94         129   |   35  |  37.23%|
     Utilities                             110         118   |    8  |   7.27%|
     Insurance                              44           0   |  (44) |        |
     Contract / Temporary Labour            64          33   |  (31) | -48.76%|
     Commissions                           280         286   |    6  |   2.14%|
     Selling                                92         126   |   34  |  36.96%|
     Corporate                              52          48   |   (4) |  -7.69%|
     Other                                 296         444   |  148  |  50.00%|
                                     -----------   --------- |-------|--------|
             Sub Total                   8,232       9,370   |1,138  |  13.82%|
                                     -----------   --------- |-------|--------|
     Total Operating Expenses            9,957      10,908   |  951  |   9.56%|
                                                             |       |        |
   Bankruptcy                                                |       |        |
   ----------                                                |       |        |
     1st Day Relief                                          |       |        |
        Critical Trade - 3rd Party          13           13  |    0  |   0.00%|
        Critical Trade - Interco             0            0  |    0  |        |
        Transport & Customs                  0            0  |    0  |        |
        Sales, Use & Other Taxes             0            0  |    0  |        |
        Goods-in-transit/LC's                0            0  |    0  |        |
        Reclamation                          0            0  |    0  |        |
        Mechanics Liens                      0            0  |    0  |        |
        Deposits                             0            0  |    0  |        |
        Other 1st Day Relief                 0            0  |    0  |        |
                                     ----------   ---------- |-------|--------|
             Sub Total                      13           13  |    0  |   0.00%|
     Professionals                                           |       |        |
        Bank Professionals                 390          389  |   (1) |  -0.26%|
        Professionals                    1,360        1,368  |    8  |   0.59%|
                                     ----------   ---------- |-------|--------|
             Sub Total                   1,750        1,757  |    7  |   0.40%|
                                                             |       |        |
     DIP Fees/Interest                     280          290  |   10  |   3.48%|
                                     ----------   ---------- |-------|--------|
             Total Bankruptcy            2,043        2,060  |   17  |   0.82%|
                                                             |       |        |
   Other Expenses                                            |       |        |
   --------------                                            |       |        |
     Interest Expense and Fees               4            1  |   (3) | -75.00%|
     Professional Fees                      84           18  |  (66) | -78.57%|
     Taxes                                 340           19  | (321) | -94.41%|
     Dividends                               0            0  |    0  |
     Other                                   0            0  |    0  |
                                     ----------   ---------- |-------|--------|
             Sub Total                     428           38  | (390) | -91.12%|
                                     ----------   ---------- |-------|--------|
Total Disbursements                     12,428       13,006  |  578  |   4.65%|
                                     ----------   ---------- |-------|--------|
Net Cash Flow                           (1,091)       1,307  | 2,398 |-219.80%|
                                     ----------   ---------- |-------|--------|
   Intercompany Transfers                    0            0  |    0  |        |
   DIP Facility Draw / (Payment)         1,091        1,091  |    0  |        |
   Min Cash                                                  |       |        |
                                     ----------   ---------- |-------|--------|
Ending Cash                              3,000        8,027  |5,027  | 167.57%|
                                     ==========   ========== |=======|========|
   Less Restricted Airplane Proceeds         0        3,300  |3,300  |        |
                                     ----------    --------- |-------|--------|
Cash Available                           3,000        4,727  |1,727  |  57.57%|
                                     ==========    ========= |=======|========|

 ---------------------------------------------------------------------
| DIP Facility                                               |       |
|                                                            |       |
|   US Facility                          25,000      25,000  |   0   |
|     Opening Balance                    13,700      13,700  |   0   |
|       US Draw/Repayment                 1,091       1,091  |   0   |
|                                                            |       |
|                              ------------------------------|-------|
|     Ending Balance                     14,791      14,791  |   0   |
|                              ==============================|=======|
|       Availability                     10,209      10,209  |   0   |
|                                                            |       |
 --------------------------------------------------------------------

In re: SLI Inc. et al.                      Case No.: 02-12599 through 02-12608
                                Reporting Period: Dec. 30, 2002 - Jan. 26, 2003


                            SCHEDULE OF DISBURSEMENTS


                                                                            Monthly Disbursements
                                                                        September    October    November   December    January
Entity
      SLI Inc.                                                02-12608     $3,162     $1,354     $3,806      1,539       1,639
      Chicago Miniature Optoelectronic Technologies, Inc.,    02-12599      4,207      6,305      8,875      6,556       6,380
      Electro-Mag International, Inc.,                        02-12600          -          -          -          -           -
      Chicago-Miniature Lamp-Sylvania Lighting International, 02-12602          -          -          -          -           -
      SLI Lighting Products                                   02-12603      5,121      2,830      4,483      3,627       4,969
      SLI Lighting Company                                    02-12604          -          -          -          -           -
      SLI Lighting Solutions                                  02-12605          4          -          -          2          18
      CML Air, Inc.,                                          02-12606          -          -          -          -           -

Disbursements (post filing only)                                          $12,494    $10,489    $17,164    $11,724     $13,006

In re: SLI Inc.                  Case No.:  02-12599, 12600, 12602, 12606, 12608
                                Reporting Period:  Dec. 30, 2002 - Jan. 26, 2003


                             Statement of Operations
                                    $US (000)





SLI INC.1                                        January       Cumulative Filing
NET SALES                                                            to Date
    Outside Sales                                    $4,526          $23,837
    Intercompany                                        $31              141
Total                                                 4,557           23,978

COST OF GOODS SOLD                                    4,431           21,370

GROSS PROFIT                                            126            2,608

Selling, General & Administration                       807           11,509
Loss on Impairment of Assets                              -                -
One time cost                                         1,700           17,289
Restructuring                                             -                -
                                                          -                -
OPERATING INCOME                                     (2,381)         (26,190)

OTHER (INCOME) EXPENSE:
    Interest Expense, net                                82            6,489
    Related Party Interest Expense                                       (26)
    (Gain)/loss on sale of assets                         -            1,309
    Minority interest                                                      -
    Other, net                                                           697

INCOME BEFORE TAX                                    (2,463)         (34,659)

INCOME TAXES                                              -              274

NET INCOME                                          $(2,463)        $(34,933)

NOTE: Subject to Quarter End and Year End 2002 review and adjustments.

1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

In re: SLI Lighting Products                                  Case No.: 02-12603
                                 Reporting Period: Dec. 30, 2002 - Jan. 26, 2003


                             Statement of Operations
                                    $US (000)





SLI LIGHTING PRODUCTS                          January      Cumulative Filing
NET SALES                                                        to Date

     Outside Sales                             $4,113           $19,766
     Intercompany                                   5                 5
Total                                           4,118            19,771

COST OF GOODS SOLD                              3,249            15,853

GROSS PROFIT                                      869             3,918

Selling, General & Administration                 805             3,503
Loss on Impairment of Assets                                          -
One time cost                                                         -
Restructuring                                                         -
                                                                      -
OPERATING INCOME                                   64               415

OTHER (INCOME) EXPENSE:
     Interest Expense, net                                            -
     Related Party Interest Expense                                   1
     (Gain)/loss on sale of assets                                    -
     Minority interest                                                -
     Other, net                                     -                 7

INCOME BEFORE TAX                                  64               407

INCOME TAXES                                                        (30)

NET INCOME                                        $64              $437

NOTE: Subject to Quarter End and Year End 2002 review and adjustments.

In re: SLI Lighting Company                                   Case No.: 02-12604
                                 Reporting Period: Dec. 30, 2002 - Jan. 26, 2003


                            Statement of Operations
                                   $US (000)





SLI LIGHTING COMPANY                           January        Cumulative Filing
NET SALES                                                        to Date

     Outside Sales                                               $ -
     Intercompany                                                  -
Total                                              -               -

COST OF GOODS SOLD                                                 -

GROSS PROFIT                                       -               -

Selling, General & Administration                  6              31
Loss on Impairment of Assets                                       -
One time cost                                                      -
Restructuring                                                      -
                                                                   -
OPERATING INCOME                                  (6)            (31)

OTHER (INCOME) EXPENSE:
     Interest Expense, net                        (1)             (7)
     Related Party Interest Expense                                -
     (Gain)/loss on sale of assets                                 -
     Minority interest                                             -
     Other, net                                   (3)            (15)

INCOME BEFORE TAX                                 (2)             (9)

INCOME TAXES                                                       -

NET INCOME                                       $(2)            $(9)

NOTE: Subject to Quarter End and Year End 2002 review and adjustments.

In re: SLI Lighting Solutions                                 Case No.: 02-12605
                                 Reporting Period: Dec. 30, 2002 - Jan. 26, 2003


                             Statement of Operations
                                    $US (000)





SLI LIGHTING SOLUTIONS                           January      Cumulative Filing
NET SALES                                                         to Date

     Outside Sales                                  $ -               $ -
     Intercompany                                     -                 -
Total                                                 -                 -

COST OF GOODS SOLD                                    -                 -

GROSS PROFIT                                          -                 -

Selling, General & Administration                     -                 -
Loss on Impairment of Assets                          -                 -
One time cost                                         -                 -
Restructuring                                         -               403
                                                                        -
OPERATING INCOME                                      -              (403)

OTHER (INCOME) EXPENSE:                               -
     Interest Expense, net                            -                 -
     Related Party Interest Expense                   -                 -
     (Gain)/loss on sale of assets                    -                 -
     Minority interest                                -                 -
     Other, net                                       -                 -

INCOME BEFORE TAX                                     -              (403)

INCOME TAXES                                          -                 -

NET INCOME                                          $ -             $(403)

NOTE: Subject to Quarter End and Year End 2002 review and adjustments.

In re: SLI Inc. et al.            Case No.: 02-12599, 12600, 12602, 12606, 12608
                                 Reporting Period: Dec. 30, 2002 - Jan. 26, 2003

                                 BALANCE SHEET
                                   $US (000)

SLI INC.1                                                   Book Value at End of
                                                             Current Reporting
                                                                   Month
                                                                  January
CURRENT ASSETS
       Cash and Cash Equivalents                                       8,075
       Accounts Receivable                                            13,287
       Income Tax Receivable                                               -
       Receivables from Shareholder                                        -
       Inventories                                                    12,741
       Prepaid Income Taxes                                                -
       Prepaid Expenses and Other Current Assets                       3,341
       Intercompany Receivables                                      858,683
TOTAL CURRENT ASSETS                                                 896,127

PROPERTY AND EQUIPMENT
       Gross PPE                                                      29,123
       Less: Accumulated Depreciation                                (10,833)
TOTAL PROPERTY AND EQUIPMENT                                          18,290

OTHER ASSETS
       Investments in Subsidiary                                      81,636
       Goodwill                                                        2,768
       Other Intangible Assets                                         1,700
       Deferred Charges                                                    -
       Other Assets                                                      786

TOTAL ASSETS                                                      $1,001,307

CURRENT LIABILITIES
       DIP Facility                                                   14,791
       Accounts Payable                                                2,749
       Other Accrued Expenses                                         19,147
       Accrued Income Taxes Payable                                    8,223
       Intercompany Payables                                          20,650
TOTAL CURRENT LIABILITIES                                             65,560

LONG-TERM DEBT, Less current portion                                       -

SUBORDINATED DEBT DUE TO RELATED PARTY,                                    -
Less Current Portion                                                       -

OTHER LIABILITIES:
       Deferred Income Taxes                                           2,825
       Other Long-Term Liabilities                                     4,226
TOTAL OTHER LIABILITIES                                                7,051

LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                         380,652
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                      419,287

STOCKHOLDER'S EQUITY
       Common Stock                                                      190
       Additional Paid-in Capital                                    230,150
       Retained Earnings                                            (101,393)
       Currency Translation Adjustment                                  (190)
       Less:  Treasury Stock at Cost                                       -
TOTAL STOCKHOLDER'S EQUITY                                           128,757

TOTAL LIABILITIES AND OWNERS EQUITY                               $1,001,307

NOTE: Subject to Quarter End and Year End 2002 review and adjustments.

1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

In re: SLI Lighting Products                                  Case No.: 02-12603
                                 Reporting Period: Dec. 30, 2002 - Jan. 26, 2003

                                 BALANCE SHEET
                                   $US (000)

SLI LIGHTING PRODUCTS                                      Book Value at End of
                                                              Current Reporting
                                                                   Month
                                                                   January
CURRENT ASSETS
       Cash and Cash Equivalents                                            (12)
       Accounts Receivable                                                6,376
       Income Tax Receivable                                                  -
       Receivables from Shareholder                                           -
       Inventories                                                       13,231
       Prepaid Income Taxes                                                   -
       Prepaid Expenses and Other Current Assets                          1,405
       Intercompany Receivables                                         194,003
TOTAL CURRENT ASSETS                                                    215,003

PROPERTY AND EQUIPMENT
       Gross PPE                                                          4,231
       Less: Accumulated Depreciation                                      (660)
TOTAL PROPERTY AND EQUIPMENT                                              3,571

OTHER ASSETS
       Investments in Subsidiary                                              -
       Goodwill                                                               -
       Other Assets                                                       3,162

TOTAL ASSETS                                                           $221,736

CURRENT LIABILITIES
       DIP Facility                                                           -
       Accounts Payable                                                     509
       Other Accrued Expenses                                             2,516
       Accrued Income Taxes Payable                                          (5)
       Intercompany Payables                                             13,085
TOTAL CURRENT LIABILITIES                                                16,105

LONG-TERM DEBT, Less current portion                                          -

SUBORDINATED DEBT DUE TO RELATED PARTY,                                     393
Less Current Portion                                                          -

OTHER LIABILITIES:
       Deferred Income Taxes                                                  -
       Other Long-Term Liabilities                                           13
TOTAL OTHER LIABILITIES                                                      13

LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                              3,519
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                         238,816

STOCKHOLDER'S EQUITY
       Common Stock                                                          10
       Additional Paid-in Capital                                        51,000
       Retained Earnings                                                (88,120)
       Currency Translation Adjustment                                        -
       Less:  Treasury Stock at Cost                                          -
TOTAL STOCKHOLDER'S EQUITY                                              (37,110)

TOTAL LIABILITIES AND OWNERS EQUITY                                    $221,736

NOTE: Subject to Quarter End and Year End 2002 review and adjustments.

In re: SLI Lighting Company                                   Case No.: 02-12604
                                 Reporting Period: Dec. 30, 2002 - Jan. 26, 2003

                                 BALANCE SHEET
                                   $US (000)

SLI LIGHTING COMPANY                                       Book Value at End of
                                                             Current Reporting
                                                                   Month
                                                                  January
CURRENT ASSETS
       Cash and Cash Equivalents                                              -
       Accounts Receivable                                                    -
       Income Tax Receivable                                                  -
       Receivables from Shareholder                                           -
       Inventories                                                            -
       Prepaid Income Taxes                                                   -
       Prepaid Expenses and Other Current Assets                              5
       Intercompany Receivables                                           4,133
TOTAL CURRENT ASSETS                                                      4,138

PROPERTY AND EQUIPMENT
       Gross PPE                                                            783
       Less: Accumulated Depreciation                                      (153)
TOTAL PROPERTY AND EQUIPMENT                                                630

OTHER ASSETS
       Investments in Subsidiary                                              -
       Goodwill                                                               -
       Other Assets                                                         400

TOTAL ASSETS                                                             $5,168

CURRENT LIABILITIES
       DIP Facility                                                           -
       Accounts Payable                                                       -
       Other Accrued Expenses                                                 6
       Accrued Income Taxes Payable                                           -
       Intercompany Payables                                                  -
TOTAL CURRENT LIABILITIES                                                     6

LONG-TERM DEBT, Less current portion                                          -

SUBORDINATED DEBT DUE TO RELATED PARTY,                                       -
Less Current Portion                                                          -

OTHER LIABILITIES:
       Deferred Income Taxes                                                  -
       Other Long-Term Liabilities                                            -
TOTAL OTHER LIABILITIES                                                       -

LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                  -
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                               -

STOCKHOLDER'S EQUITY
       Common Stock                                                           -
       Additional Paid-in Capital                                         8,592
       Retained Earnings                                                 (3,430)
       Currency Translation Adjustment                                        -
       Less:  Treasury Stock at Cost                                          -
TOTAL STOCKHOLDER'S EQUITY                                                5,162

TOTAL LIABILITIES AND OWNERS EQUITY                                      $5,168

NOTE: Subject to Quarter End and Year End 2002 review and adjustments.

In re: SLI Lighting Solutions                                 Case No.: 02-12605
                                 Reporting Period: Dec. 30, 2002 - Jan. 26, 2003

                                 BALANCE SHEET
                                   $US (000)

SLI LIGHTING SOLUTIONS                                     Book Value at End of
                                                             Current Reporting
                                                                   Month
                                                                  January
CURRENT ASSETS
       Cash and Cash Equivalents                                              -
       Accounts Receivable                                                1,865
       Income Tax Receivable                                                  -
       Receivables from Shareholder                                           -
       Inventories                                                            -
       Prepaid Income Taxes                                                   -
       Prepaid Expenses and Other Current Assets                              -
       Intercompany Receivables                                             572
TOTAL CURRENT ASSETS                                                      2,437

PROPERTY AND EQUIPMENT
       Gross PPE                                                              -
       Less: Accumulated Depreciation                                         -
TOTAL PROPERTY AND EQUIPMENT                                                  -

OTHER ASSETS
       Investments in Subsidiary                                              -
       Goodwill                                                               -
       Other Assets                                                           -

TOTAL ASSETS                                                             $2,437

CURRENT LIABILITIES
       DIP Facility                                                           -
       Accounts Payable                                                       2
       Other Accrued Expenses                                                73
       Accrued Income Taxes Payable                                           -
       Intercompany Payables                                                  1
TOTAL CURRENT LIABILITIES                                                    76

LONG-TERM DEBT, Less current portion                                          -

SUBORDINATED DEBT DUE TO RELATED PARTY,                                       6
Less Current Portion                                                          -

OTHER LIABILITIES:
       Deferred Income Taxes                                                  -
       Other Long-Term Liabilities                                            -
TOTAL OTHER LIABILITIES                                                       -

LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                360
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                          50,496

STOCKHOLDER'S EQUITY
       Common Stock                                                           -
       Additional Paid-in Capital                                        17,002
       Retained Earnings                                                (65,503)
       Currency Translation Adjustment                                        -
       Less:  Treasury Stock at Cost                                          -
TOTAL STOCKHOLDER'S EQUITY                                              (48,501)

TOTAL LIABILITIES AND OWNERS EQUITY                                      $2,437

NOTE: Subject to Quarter End and Year End 2002 review and adjustments.

          UNITED STATES BANKRUPTCY COURT
              DISTRICT OF DELAWARE

In re                                                          |    Case Nos. 02-12599 through
SLI, INC.,                                                     |    02-12608
CHICAGO MINIATURE OPTOELECTRONIC TECHNOLOGIES, INC.,           |
ELECTRO-MAG INTERNATIONAL, INC.,                               |    Chapter 11
CHICAGO-MINIATURE LAMP-SYLVANIA LIGHTING INTERNATIONAL, INC.,  |
SLI LIGHTING PRODUCTS, INC.,                                   |    Judge Honorable Mary F. Walrath
SLI LIGHTING COMPANY,                                          |
SLI LIGHTING SOLUTIONS, INC., AND                              |
CML AIR, INC.,                                                 |
                                                               |
Debtors.                                                       |
---------------------------------------------------------------|



STATE OF MASSACHUSETTS     )
                           )
COUNTY OF NORFORK          )

              STEPHEN N. CUMMINGS, hereby declares and states:


          1. I am Executive Vice President of Finance and Tax for SLI, Inc. ("SLI"), a corporation organized under the laws of the State of Oklahoma and one of the Debtors and Debtors in possession in the above-captioned chapter 11 cases (the "Debtors"). SLI is the direct or indirect parent of each of the other Debtors. I am familiar with the Debtors' day-to-day operations, business affairs and books and records.

          2. All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtor, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

          3. To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required postpetition tax payments in connection therewith on a timely basis.


Dated:   April 4, 2003                               Respectfully submitted,
Canton, Massachusetts                                /s/ Stephen N. Cummings
                                                     ---------------------------
                                                     Stephen N.Cummings
                                                     Executive Vice President
                                                     SLI, Inc.

In re: SLI Inc. et al.                                        Case No.: 02-12599 through 02-12608
                                                      Reporting Period: Dec. 30, 2002 - Jan. 26, 2003




        Summary of Post Petition Debts
                   $US (000)
            Accounts Payable Aging               Case #               Current           Past Due          Total
SLI Inc.1                                       02-12608              $ 2,749                $ -        $ 2,749
SLI Lighting Products                           02-12603                  509                  -            509
SLI Lighting Company                            02-12604                    -                  -              -
SLI Lighting Solutions                          02-12605                    2                  -              2

Total                                                                 $ 3,260                $ -        $ 3,260

----------
1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

In re: SLI Inc. et al.
                                             Case No.: 02-12599 through 02-12608
                                 Reporting Period: Dec. 30, 2002 - Jan. 26, 2003


                      Accounts Receivable Reconciliation
                                   $US (000)

           Accounts Receivable Reconciliation                     SLI Inc.1        SLI Lighting      SLI Lighting       SLI Lighting
                                                                                   Products           Company          Solutions
                                                                 02-12608           02-12603          02-12604           02-12605
Total Accounts Receivable at the beginning of the reporting period $ 13,820            $ 9,106               $ -            $ 2,585
+ Amounts billed during the period                                    5,548              4,122                 -                  -
- Amounts collected during the period                                (7,717)            (3,942)                -                  -
+Adjustments/Doubtful Accounts                                        1,637             (2,910)                -               (720)
Total Accounts Receivable at the end of the reporting period       $ 13,287            $ 6,376               $ -            $ 1,865



--------------
1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

In re: SLI Inc. et al.
                                             Case No.: 02-12599 through 02-12608
                                 Reporting Period: Dec. 30, 2002 - Jan. 26, 2003


      Accounts Receivable Aging
        $US (000)

      Accounts Receivable Aging         Current      1-30      31-60       61+       Total     Other AR   Allowance  Total A/R
SLI Inc.1                  02-12608       $ 4,674    $ 4,158    $ 2,345   $ 2,917     $ 14,095     $ 203    $ (1,010)  $ 13,287  (0)
SLI Lighting Products      02-12603         5,100      1,122        236     2,752        9,210         -      (2,834)     6,376
SLI Lighting Company       02-12604             -          -          -         -            -         -           -          -
SLI Lighting Solutions     02-12605             -          -          -     2,585        2,585         -        (720)     1,865

Total                                     $ 9,774    $ 5,280    $ 2,581   $ 8,254     $ 25,890     $ 203    $ (4,564)  $ 21,528


-----------
1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

In re: SLI Inc. et al.
                                             Case No.: 02-12599 through 02-12608
                                 Reporting Period: Dec. 30, 2002 - Jan. 26, 2003


                       Consolidated Debtor Questionnaire


Must be Completed Each Month                                              Yes/No
----------------------------                                              ------

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation
   below.                                                                   No
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
   explanation.                                                             No
3. Have all postpetition tax returns been timely filed? If no, provide
   an explanation.                                                          Yes
4. Are workers compensation, general liability and other necessary
   insurance coverages in effect? If no, provide an explanation.            Yes